UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4765

DREYFUS PREMIER NEW YORK MUNICIPAL BOND FUND
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	11/30

Date of reporting period:	11/30/05

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus Premier New York Municipal Bond Fund

ANNUAL REPORT November 30, 2005

Save time. Save paper. View your next shareholder report online as soon as it's available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It's simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund's Expenses
8	Comparing Your Fund's Expenses
With Those of Other Funds
9	Statement of Investments
16	Statement of Assets and Liabilities
17	Statement of Operations
18	Statement of Changes in Net Assets
20	Financial Highlights
23	Notes to Financial Statements
29	Report of Independent Registered
Public Accounting Firm
30	Important Tax Information
31	Information About the Review and Approval
of the Fund's Management Agreement
36	Board Members Information
38	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus Premier New York Municipal Bond Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier New York Municipal Bond Fund, covering the 12-month period from December 1, 2004, through November 30, 2005. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica S.Wieboldt.

The U.S. economy demonstrated remarkable resiliency over the past year, expanding at a steady pace despite the headwinds of soaring energy prices, higher interest rates and the dislocations caused by the Gulf Coast hurricanes. Although yields of longer-term municipal bonds recently have begun to creep upward, low inflation expectations among U.S. investors, improving fiscal conditions and robust investor demand have helped them withstand the potentially eroding effects of rising short-term interest rates.

As the end of 2005 approaches, the U.S. economy and financial markets may be reaching an inflection point. Investors' reactions to a change in leadership at the Federal Reserve Board and the effects of higher fuel prices on the rate of inflation may set the tone for the U.S. fixed-income markets in 2006.As always, we encourage you to discuss these and other market forces with your financial advisor.

Thank you for your continued confidence and support.

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation December 15, 2005

DISCUSSION OF FUND PERFORMANCE

Monica S. Wieboldt, Senior Portfolio Manager

How did Dreyfus Premier New York Municipal Bond Fund perform relative to its benchmark?

For the 12-month period ended November 30, 2005, the fund achieved total returns of 2.58% for Class A shares, 2.06% for Class B shares and 1.81% for Class C shares.1 The Lehman Brothers Municipal Bond Index, the fund's benchmark, achieved a total return of 3.88% for the same period.2

Investors' low inflation expectations and better fiscal conditions for most issuers helped longer-term municipal bonds withstand the potentially eroding effects of higher short-term interest rates.The fund produced lower returns than its benchmark, primarily due to its relatively cautious investment posture. In addition, the benchmark contains bonds from many states, not just New York, and is not subject to fund fees and expenses.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal, New York state and New York city income taxes to the extent consistent with the preservation of capital.To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal, New York state and New York city personal income taxes. The fund will invest at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus. For additional yield, the fund may invest up to 30% of its assets in municipal bonds rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund's portfolio is expected to exceed 10 years.

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

may assess the current interest-rate environment and the municipal bond's potential volatility in different rate environments.We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund's assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value.The fund's allocation to either discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund's performance?

The Federal Reserve Board (the "Fed") continued its efforts to forestall potential inflationary pressures by raising short-term interest rates, increasing the overnight federal funds rate from 2% to 4% over the course of the reporting period. Contrary to historical norms, however, longer-term bond yields remained remarkably stable as investors' inflation expectations generally stayed low.

The fund also benefited from an improving credit environment for New York state, which received higher tax revenues in the recovering economy. Fiscal improvement was particularly evident in New York City, where better conditions on Wall Street boosted tax receipts. New York debt increased compared to the same period one year ago, investor demand remained robust, including participation by hedge funds and insurance companies that were attracted to municipal securities' relatively generous after-tax returns.

Early in 2005, we grew concerned that a growing economy and surging energy prices might rekindle inflationary pressures. In an attempt to preserve capital, we adopted a more defensive investment posture, focusing on securities with maturities in the 10- to 15-year range, which we believed would hold more of their value than longer-term bonds. However, this positioning held back the fund's relative performance when longer-term bond yields failed to rise commensurately.

As it became clearer over the second half of the reporting period that inflation remained subdued, we periodically added to the fund's holdings of higher-yielding securities and reduced its emphasis on short-term maturity bonds. While these strategies enabled the fund to capture incrementally higher levels of income, it was not enough to exceed the benchmark's total return for the reporting period overall.

What is the fund's current strategy?

Longer-term bond yields recently have moved upward due to stronger-than-expected economic data, and many analysts expect further rate hikes from the Fed. However, it can be argued that the Fed's rate hikes may be nearing an end, and interest rates could remain close to current levels for the foreseeable future. Yet, unlike U.S. Treasury securities, yield differences between two-year and 30-year municipal bonds remain steep.Accordingly, we have continued to focus on bonds of 25 years or less with stronger credit characteristics, which we believe currently offer better values than more yield-oriented bonds.

December 15, 2005

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-New York residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
Return figures provided reflect the absorption of certain expenses by The Dreyfus Corporation pursuant to an agreement in effect until at least August 31, 2006. Had these expenses not been absorbed, the fund's returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged and geographically unrestricted total return performance benchmark for the long-term, investment-
grade, tax-exempt bond market. Index returns do not reflect the fees and expenses associated with operating a mutual fund.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier New York Municipal Bond Fund Class A shares, Class B shares and Class C shares and the Lehman Brothers Municipal Bond Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A shares, Class B shares and Class C shares of Dreyfus Premier New York Municipal Bond Fund on 11/30/95 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index (the "Index") on that date. All dividends and capital gain distributions are reinvested. The fund invests primarily in New York municipal securities and the fund's performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all share classes.The Index is not limited to investments principally in New York municipal obligations and does not take into account charges, fees and other expenses.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns	as of 11/30/05

	1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (4.5%)	(2.06)%	4.25%	4.49%
without sales charge	2.58%	5.22%	4.97%
Class B shares
with applicable redemption charge †	(1.89)%	4.35%	4.65%
without redemption	2.06%	4.69%	4.65%
Class C shares
with applicable redemption charge ††	0.83%	4.43%	4.19%
without redemption	1.81%	4.43%	4.19%

Past performance is not predictive of future performance.The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

U N D E R S TA N D I N G YO U R F U N D ' S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier New York Municipal Bond Fund from June 1, 2005 to November 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2005
	Class A	Class B	Class C

Expenses paid per $1,000 †	$ 4.55	$ 7.15	$ 8.34
Ending value (after expenses)	$996.60	$994.10	$992.80

COMPARING YOUR FUND'S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2005
	Class A	Class B	Class C

Expenses paid per $1,000 †	$ 4.61	$ 7.23	$ 8.44
Ending value (after expenses)	$1,020.51	$1,017.90	$1,016.70

† Expenses are equal to the fund's annualized expense ratio of .91% for Class A, 1.43% for Class B and 1.67% for Class C; multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS November 30, 2005
	Principal
Long-Term Municipal Investments—98.8%	Amount ($)		Value ($)

New York—92.7%
Buffalo Fiscal Stability Authority, Sales Tax and
State Aid Revenue
5%, 9/1/2016 (Insured; MBIA)	2,305,000		2,488,524
Erie County Industrial Development Agency,
School Facility Revenue
(City School District of the City of Buffalo Project):
5.75%, 5/1/2024 (Insured; FSA)	1,500,000		1,682,610
5.75%, 5/1/2025 (Insured; FSA)	1,000,000		1,121,740
Erie Tobacco Asset Securitization Corp.,
Tobacco Settlement Asset-Backed
5%, 6/1/2038	2,000,000		1,853,620
Hempstead Industrial Development Agency,
Civic Facility Revenue
(Adelphi University Civic Facility):
5%, 10/1/2030	1,565,000		1,597,208
5%, 10/1/2035	1,500,000		1,527,330
Huntington Housing Authority,
Senior Housing Facility Revenue
(Gurwin Jewish Senior Residences)
6%, 5/1/2029	1,370,000		1,377,891
Jefferson County Industrial Development Agency,
SWDR (International Paper Co.)
5.20%, 12/1/2020	1,465,000		1,475,489
Long Island Power Authority, Electric System Revenue:
5.25%, 12/1/2014	3,000,000		3,261,780
5%, 9/1/2033 (Insured; CIFG)	1,000,000		1,027,410
Metropolitan Transportation Authority, Revenue:
5.50%, 11/15/2018 (Insured; AMBAC)	4,000,000		4,395,600
Dedicated Tax Fund
5.25%, 11/15/2025 (Insured; FSA)	4,000,000		4,270,960
State Service Contract
5.125%, 1/1/2029	1,000,000		1,044,750
Transit Facilities:
5.125%, 1/1/2012 (Insured; FSA)	1,225,000	[a]	1,325,205
5.125%, 7/1/2012 (Insured; FSA)	2,775,000	[a]	3,011,763
Nassau County Industrial Development Agency, IDR
(Keyspan—Glenwood) 5.25%, 6/1/2027	4,000,000		4,100,880

The Fund 9

STATEMENT OF INVESTMENTS (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

New York (continued)
New York City:
6%, 8/1/2007	1,870,000 [a]	1,969,334
6.75%, 2/1/2009	140,000	154,095
6.75%, 2/1/2009	1,860,000	2,033,203
6%, 8/1/2017	1,130,000	1,184,613
5%, 11/1/2019	2,000,000	2,085,420
5.375%, 12/1/2020	1,000,000	1,071,360
5%, 8/1/2021	2,000,000	2,081,560
5.50%, 8/1/2021	2,000,000	2,155,940
5.25%, 8/15/2024	2,420,000	2,553,874
5%, 4/1/2030	2,500,000	2,555,050
5%, 4/1/2035	1,800,000	1,835,550
New York City Housing Development Corp., Revenue:
Multi-Family Housing
5.25%, 11/1/2030	2,500,000	2,605,200
(New York City Housing Program)
5%, 7/1/2025 (Insured; FGIC)	1,000,000	1,046,080
New York City Industrial Development Agency:
Civic Facility Lease Revenue
(College of Aeronautics Project)
5.45%, 5/1/2018	1,000,000	1,021,770
Liberty Revenue
(7 World Trade Center, LLC Project)
6.25%, 3/1/2015	1,000,000	1,046,660
Special Facility Revenue:
(American Airlines, Inc. John F. Kennedy
International Airport Project)
8%, 8/1/2028	1,700,000	1,694,237
(Terminal One Group Association, L.P. Project)
5.50%, 1/1/2024	2,000,000 [b]	2,108,360
New York City Municipal Water Finance Authority,
Water and Sewer Systems Revenue:
5.25%, 6/15/2034	2,000,000	2,090,260
5%, 6/15/2037	2,500,000	2,566,375
New York City Transitional Finance Authority,
Future Tax Secured Revenue:
6%, 5/15/2010	450,000 [a]	501,097
5%, 11/1/2025	1,205,000	1,263,057
New York State Dormitory Authority, Revenues:
(Consolidated City University System):
5.75%, 7/1/2009 (Insured; AMBAC)	3,000,000	3,199,470
5.625%, 7/1/2016	4,000,000	4,476,760
5.75%, 7/1/2016 (Insured; FGIC)	1,000,000	1,092,100
5.75%, 7/1/2018 (Insured; FSA)	1,000,000	1,137,780

10

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

New York (continued)
New York State Dormitory Authority, Revenues (continued):
(Court Facilities) 5.25%, 5/15/2012	3,000,000	3,227,430
Health Hospital and Nursing Home:
(Catholic Health of Long Island)
5%, 7/1/2021	2,000,000	2,039,780
(Department of Health):
5.75%, 7/1/2006	390,000 [a]	403,432
5%, 7/1/2014	2,000,000	2,137,320
5%, 7/1/2025 (Insured; CIFG)	2,500,000	2,601,300
(Ideal Senior Living Center Housing Corp.)
5.90%, 8/1/2026 (Insured: FHA and MBIA)	1,000,000	1,026,400
(Lutheran Medical Center)
5%, 8/1/2014 (Insured; MBIA)	1,000,000	1,071,720
Mental Health Facilities Improvement
5%, 2/15/2028	880,000	900,451
(Miriam Osborn Memorial Home)
6.875%, 7/1/2019 (Insured; ACA)	1,000,000	1,119,220
(Mount Sinai NYU Health Obligated Group)
5.50%, 7/1/2026	2,000,000	2,023,640
(Municipal Health Facilities Improvement
Program) 5.50%, 5/15/2024 (Insured; FSA)	1,000,000	1,029,480
(New York Methodist Hospital)
5.25%, 7/1/2024	1,750,000	1,833,020
(North General Hospital)
5.75%, 2/15/2016	3,000,000	3,301,110
(Winthrop South Nassau University Hospital)
5.50%, 7/1/2023	1,650,000	1,732,814
(Long Island University) 5.50%, 9/1/2020	1,585,000	1,690,862
(Manhattan College) 5.50%, 7/1/2016	975,000	1,062,243
(Rochester University) 5%, 7/1/2034	2,870,000	2,929,122
(State Personal Income Tax)
5.375%, 3/15/2013	1,000,000 [a]	1,105,530
(State University Educational Facilities):
5.50%, 7/1/2011 (Insured; FGIC)	1,000,000 [a]	1,096,660
5.875%, 5/15/2017	2,000,000	2,304,540
New York State Housing Finance Agency,
Service Contract Obligation Revenue
5.50%, 9/15/2018	1,650,000	1,728,821
New York State Mortgage Agency,
Homeowner Mortgage Revenue
5.35%, 10/1/2026	2,000,000	2,054,360
New York State Power Authority, Revenue
5%, 11/15/2015 (Insured; MBIA)	4,000,000	4,282,920

The Fund 11

STATEMENT OF INVESTMENTS (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

New York (continued)
New York State Thruway Authority:
General Revenue
5%, 1/1/2024 (Insured; AMBAC)	2,000,000	2,097,400
Second General Highway Bridge and Trust Fund
6.666%, 4/1/2019 (Insured; AMBAC)	1,500,000 [c,d]	1,700,310
Service Contract Revenue
(Local Highway and Bridge):
5.75%, 4/1/2009	2,000,000 [a]	2,166,460
5.25%, 4/1/2011	2,500,000 [a]	2,705,450
6%, 4/1/2011	1,955,000	2,057,462
New York State Urban Development Corp., Revenue,
Personal Income Tax
5.50%, 3/15/2013 (Insured; FGIC)	2,450,000 [a]	2,727,953
Newburgh Industrial Development Agency, IDR
(Bourne and Kenney Redevelopment Co.)
5.75%, 2/1/2032 (Guaranteed; SONYMA)	1,000,000	1,056,140
Niagara County Industrial Development Agency, SWDR:
5.625%, 11/15/2014	2,000,000	2,103,220
5.55%, 11/15/2015	1,000,000	1,044,800
Niagara Frontier Transportation Authority,
Airport Revenue
(Buffalo Niagara International Airport)
5.625%, 4/1/2029 (Insured; MBIA)	2,000,000	2,115,720
Orange County Industrial Development Agency,
Life Care Community Revenue
(Glen Arden Inc. Project) 5.625%, 1/1/2018	1,000,000	934,600
Port Authority of New York and New Jersey
(Consolidated Thirty Seventh Series)
5.50%, 7/15/2018 (Insured; FSA)	3,000,000	3,288,000
Rensselaer County Industrial Development Agency, IDR
(Albany International Corp.)
7.55%, 6/1/2007 (LOC; Norstar Bank)	1,500,000	1,580,625
Sales Tax Asset Receivable Corp.,
Sales Tax Asset Revenue:
5%, 10/15/2020 (Insured; MBIA)	1,500,000	1,594,350
5%, 10/15/2029 (Insured; AMBAC)	2,000,000	2,083,560
Tobacco Settlement Financing Corp. of New York:
5.50%, 6/1/2018	1,000,000	1,081,280
5.50%, 6/1/2021	3,000,000	3,249,780

12

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

New York (continued)
Triborough Bridge and Tunnel Authority, Revenue:
5%, 11/15/2032 (Insured; MBIA)	2,000,000		2,052,520
Highway and Toll 6%, 1/1/2012	2,000,000		2,204,680
Ulster County Industrial Development Agency,
Civic Facility Revenue
(Benedictine Hospital Project)
6.40%, 6/1/2014	730,000		710,918
Watervliet Housing Authority, Residential Housing
Revenue (Beltrone Living Center Project)
6%, 6/1/2028	1,000,000		938,510
Westchester Tobacco Asset Securitization Corp.,
Tobacco Settlement Asset-Backed
5.125%, 6/1/2045	1,200,000		1,121,388
U.S. Related—6.1%
Children's Trust Fund of Puerto Rico,
Tobacco Settlement Asset Backed
6%, 7/1/2010	2,000,000	[a]	2,207,860
Puerto Rico Electric Power Authority,
Power Revenue
5.625%, 7/1/2010 (Insured; FSA)	2,000,000	[a]	2,203,220
Puerto Rico Highway and Transportation Authority,
Transportation Revenue
5.75%, 7/1/2010 (Insured; MBIA)	1,500,000	[a]	1,660,305
Puerto Rico Industrial Medical, Educational and
Environmental Pollution Control Facilities Financing
Authority, HR (Saint Luke's Hospital Project)
6.25%, 6/1/2006	755,000	[a]	765,630
Puerto Rico Infrastructure Financing Authority,
Special Tax Revenue
Zero Coupon, 7/1/2030	2,500,000		756,025
Virgin Islands Public Finance Authority, Revenue
5.50%, 10/1/2014	3,000,000		3,165,600

Total Investments (cost $170,286,555)	98.8%		175,167,906
Cash and Receivables (Net)	1.2%		2,071,509
Net Assets	100.0%		177,239,415

The Fund 13

STATEMENT OF INVESTMENTS (continued)

14

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody's	or	Standard & Poor's	Value (%) †

AAA		Aaa		AAA	39.2
AA		Aa		AA	23.4
A		A		A	24.8
BBB		Baa		BBB	7.1
BB		Ba		BB	1.2
B		B		B	1.0
Not Rated [e]		Not Rated [e]		Not Rated [e]	3.3
					100.0

†	Based on total investments.
[a]	These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b]	Purchased on a delayed delivery basis.
[c]	Inverse floater security—the interest rate is subject to change periodically.
[d]	Securities exempt from registration under 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2005, this security amounted to $1,700,310 or 1.0% of net assets.
[e]	Securities which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund 15

STATEMENT OF ASSETS AND LIABILITIES November 30, 2005
	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	170,286,555	175,167,906
Cash		3,507,864
Interest receivable		2,535,440
Receivable for shares of Beneficial Interest subscribed		62,045
Prepaid expenses		17,658
		181,290,913

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		124,459
Payable for investment securities purchased		3,689,620
Payable for shares of Beneficial Interest redeemed		185,199
Accrued expenses		52,220
		4,051,498

Net Assets ($)		177,239,415

Composition of Net Assets ($):
Paid-in capital		169,696,951
Accumulated net realized gain (loss) on investments		2,661,113
Accumulated net unrealized appreciation
(depreciation) on investments		4,881,351

Net Assets ($)		177,239,415

Net Asset Value Per Share
	Class A	Class B	Class C

Net Assets ($)	144,978,226	24,709,631	7,551,558
Shares Outstanding	9,798,059	1,670,163	510,358

Net Asset Value Per Share ($)	14.80	14.79	14.80

See notes to financial statements.

STATEMENT OF OPERATIONS Year Ended November 30, 2005
Investment Income ($):
Interest Income	8,515,114
Expenses:
Management fee—Note 3(a)	1,011,423
Shareholder servicing costs—Note 3(c)	593,164
Distribution fees—Note 3(b)	200,857
Professional fees	55,852
Registration fees	29,856
Custodian fees	23,423
Prospectus and shareholders' reports	14,077
Trustees' fees and expenses—Note 3(d)	6,514
Loan commitment fees—Note 2	1,538
Miscellaneous	22,039
Total Expenses	1,958,743
Less—reduction in management fee
due to undertaking—Note 3(a)	(38,906)
Less—reduction in custody fees
due to earnings credits—Note 1(b)	(1,461)
Net Expenses	1,918,376
Investment Income-Net	6,596,738

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	2,634,986
Net unrealized appreciation (depreciation) on investments	(4,644,340)
Net Realized and Unrealized Gain (Loss) on Investments	(2,009,354)
Net Increase In Net Assets Resulting from Operations	4,587,384

See notes to financial statements.

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,

	2005	2004

Operations ($):
Investment income—net	6,596,738	7,424,390
Net realized gain (loss) on investments	2,634,986	363,192
Net unrealized appreciation
(depreciation) on investments	(4,644,340)	(2,836,666)
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,587,384	4,950,916

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(5,466,564)	(5,956,362)
Class B shares	(880,829)	(1,153,860)
Class C shares	(246,598)	(305,989)
Net realized gain on investments:
Class A shares	(293,441)	(1,636,350)
Class B shares	(56,671)	(388,816)
Class C shares	(16,926)	(117,987)
Total Dividends	(6,961,029)	(9,559,364)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	11,772,173	15,193,366
Class B shares	1,390,525	1,516,036
Class C shares	714,959	2,253,245
Dividends reinvested:
Class A shares	4,019,642	5,445,832
Class B shares	538,930	934,847
Class C shares	165,689	263,165
Cost of shares redeemed:
Class A shares	(22,037,134)	(24,228,395)
Class B shares	(7,860,380)	(9,836,828)
Class C shares	(2,297,316)	(5,469,081)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(13,592,912)	(13,927,813)
Total Increase (Decrease) in Net Assets	(15,966,557)	(18,536,261)

Net Assets ($):
Beginning of Period	193,205,972	211,742,233
End of Period	177,239,415	193,205,972

18

[a]	During the period ended November 30, 2005, 206,560 Class B shares representing $3,112,046 were automatically converted to 206,542 Class A shares and during the period ended November 30, 2004, 226,556
Class B shares representing $3,429,242 were automatically converted to 226,542 Class A shares.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased or (decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

[a]	As required, effective December 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting
Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt
securities.The effect of this change for the period ended November 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.48% to 4.49%. Per share data and ratios/supplemental data for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
See notes to financial statements.

20

[a]	As required, effective December 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting
Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt
securities.The effect of this change for the period ended November 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.96% to 3.97%. Per share data and ratios/supplemental data for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)

[a]	As required, effective December 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting
Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt
securities.The effect of this change for the period ended November 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.70% to 3.71%. Per share data and ratios/supplemental data for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
See notes to financial statements.

22

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier New York Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment com-pany.The fund's investment objective is to maximize current income exempt from federal, New York state and New York city personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial").

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from these estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At November 30, 2005, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $35,603, undistributed ordinary income $122,759, undistributed capital gains $2,662,979 and unrealized appreciation $4,881,351. In addition, the fund had $124,625 of capital losses realized after October 31, 2005, which were deferred for tax purposes to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2005 and November 30, 2004, were as follows: tax exempt income $6,593,991 and $7,416,210, ordinary income $0 and $325,673 and long-term capital gains $367,038 and $1,817,481, respectively.

During the period ended November 30, 2005, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

investment income-net by $2,747, increased accumulated net realized gain (loss) on investments by $31,489 and decreased paid-in capital by $28,742. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended November 30, 2005, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55% of the value of the fund's average daily net assets and is payable monthly.The Manager has undertaken from September 1, 2005 through August 31, 2006, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees, Rule 12b-1 distribution plan fees and extraordinary expenses, do not exceed .85% of the value of the fund's average daily net assets.The reduction in management fees, pursuant to the undertaking, amounted to $38,906 during the period ended November 30, 2005.

During the period ended November 30, 2005, the Distributor retained $15,569 from commissions earned on sales of the fund's Class A shares and $93,191 and $1,268 from contingent deferred sales charges on redemptions of the fund's Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended November 30, 2005, Class B and Class C shares were charged $138,110 and $62,747, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2005, Class A, Class B and Class C shares were charged $369,767, $69,055 and $20,916, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2005, the fund was charged $77,709 pursuant to the transfer agency agreement.

During the period ended November 30, 2005, the fund was charged $3,453 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $79,773, Rule 12b-1 distribution plan fees $14,860, shareholder services plan fees $36,260, chief compliance officer fees $1,548 and transfer agency per account fees $8,174, which are offset against an expense reimbursement currently in effect in the amount of $16,156.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2005, amounted to $94,018,109 and $101,981,119, respectively.

At November 30, 2005, the cost of investments for federal income tax purposes was $170,286,555; accordingly, accumulated net unrealized appreciation on investments was $4,881,351, consisting of $5,568,350 gross unrealized appreciation and $686,999 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees Dreyfus Premier New York Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier New York Municipal Bond Fund, including the statement of investments, as of November 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier New York Municipal Bond Fund at November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York January 11, 2006

The Fund 29

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended November 30, 2005:

—all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular federal income tax and, for individuals who are New York residents, New York state and New York city personal income taxes).

—the fund hereby designates $.0184 per share as a long-term capital gain distribution paid on December 9, 2004, and also designates $.0108 per share as a long-term capital gain distribution paid on July 27, 2005.

As required by federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends and capital gain distributions paid for the 2005 calendar year on Form 1099-DIV which will be mailed by January 31, 2006.

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the Board of Trustees held on August 2 and 3, 2005, the Board considered the re-approval for an annual period of the fund's Management Agreement, pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. The presentation included a detailed summary of the services provided to Dreyfus-managed mutual funds by each business unit within the Manager.The Manager's representatives reviewed the fund's distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager's representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus fund complex, and the Manager's corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of these distribution channels, including those of the fund. The Board also reviewed the number of shareholder accounts in the fund, as well as the fund's asset size.

The Board members also considered the Manager's research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager's extensive administrative, accounting, and compliance infrastructure.

Comparative Analysis of the Fund's Performance and Management Fee and Expense Ratio. The Board members reviewed the fund's performance, management fee and expense ratio and placed significant

The Fund 31

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E F U N D ' S M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

emphasis on comparisons to a group of comparable funds and Lipper category averages, as applicable. The group of comparable funds was previously approved by the Board for this purpose, and was prepared using a Board-approved selection methodology that was based, in part, on selecting non-affiliated funds reported in the same Lipper category as the fund. The Board members discussed the results of the comparisons for various periods ended June 30, 2005, and noted that the fund's income performance was lower than the comparison group averages for the 1-, 3-, 5- and 10-year periods, and was lower than the Lipper category averages for the 1-, 3- and 10-year periods, but was better than the Lipper category average for the 5-year period.The Board also noted that the fund's total return was lower than the comparison group averages for the 1-, 3-, 5- and 10-year periods, and was lower than the Lipper category averages for the 1- and 3- year periods, but was better than the Lipper category averages for the 5- and 10-year periods.The Board members noted that the fund's more recent 3-month total return showed improvement in its comparison group and Lipper category rankings and that, on a calendar year basis, the fund's total return had exceeded the respective Lipper category average total return in seven of the last ten years.The Board members discussed with representatives of the Manager the reasons for the fund's underperformance compared to the comparison group and Lipper category averages for the applicable periods, and the Manager's efforts to improve performance. The Board also received a presentation from the fund's primary portfolio manager during which she discussed the fund's investment strategy and the factors that affected the fund's performance. The Board members also discussed the fund's management fee and expense ratio, and reviewed the range of management fees and expense ratios for the funds in the comparison group.The Board noted that the fund's management fee was slightly higher than the comparison group average, and that its total expense ratio was higher than the comparison group average but was lower than the Lipper category average. After discussions with the Board, the Manager undertook, effective September 1,

2005, to waive its fees and/or reimburse certain fund expenses until August 31, 2006, if total fund operating expenses (other than certain expenses) exceed .85% of the value of the fund's average daily net assets.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund (the "Similar Funds"). It was noted that the Similar Funds were mutual funds included in the same Lipper category as the fund. The Manager's representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed the differences in fees paid to the Manager and discussed the relationship of the advisory fees paid in light of the Manager's performance and the services provided.The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund's advisory fees. The Board acknowledged that differences in fees paid by the Similar Funds seemed to be consistent with the services provided.The Manager's representatives noted that there were no institutional or wrap fee separate accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund.

Analysis of Profitability and Economies of Scale. The Manager's representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit.The Board received and considered information prepared by an independent consulting firm regarding the Manager's approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Manager's representatives stated that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reason-able.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The

The Fund 33

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E F U N D ' S M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

Board members evaluated the analysis in light of the relevant circumstances for the fund, and the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect economies of scale for the benefit of fund shareholders.The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources. The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund's portfolio.

It was noted that the Board members should consider the Manager's profitability with respect to the fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund's assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less.The Board members also discussed the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. It was noted that the profitability percentage for managing the fund was not unreasonable given the fund's overall performance and generally superior service levels provided.

At the conclusion of these discussions, each of the Trustees expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund's Management Agreement. Based on their discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager are adequate and appropriate.
  The Board expressed concern about the overall performance of the fund, but was satisfied with the Manager's efforts to improve the fund's performance.

  The Board concluded that the fee paid by the fund to the Manager was reasonable in light of comparative performance and expense and advisory fee information, including Manager's undertaking to waive and/or reimburse certain fees and expenses of the fund, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the management fee rate charged to the fund and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund's Management Agreement was in the best interests of the fund and its shareholders.

The Fund 35

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (62)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engages in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-
related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 193
———————
Clifford L. Alexander, Jr. (72)
Board Member (1986)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
• Chairman of the Board of Moody's Corporation (October 2000-October 2003)
• Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation
(October 1999-September 2000)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 66
———————
Peggy C. Davis (62)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 26

Ernest Kafka (72)
Board Member (1981)
Principal Occupation During Past 5 Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
• Associate Clinical Professor of Psychiatry at Cornell Medical School (1987-2002)
No. of Portfolios for which Board Member Serves: 26
———————
Nathan Leventhal (62)
Board Member (1989)
Principal Occupation During Past 5 Years:
• A management consultant for various non-profit organizations (May 2004-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
• President of Lincoln Center for the Performing Arts, Inc. (March 1984-December 2000)
Other Board Memberships and Affiliations:
• Movado Group, Inc., Director
No. of Portfolios for which Board Member Serves: 26
———————
Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o
The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board
Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Saul B. Klaman, Emeritus Board Member

The Fund 37

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since August 2005.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Money Market Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 200 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 48 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 196 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

The Fund 39

NOTES

For More	Information

Dreyfus Premier	Transfer Agent &
New York Municipal	Dividend Disbursing Agent
Bond Fund
Dreyfus Transfer, Inc.
200 Park Avenue
200 Park Avenue
New York, NY 10166
New York, NY 10166

Manager	Distributor
The Dreyfus Corporation
Dreyfus Service Corporation
200 Park Avenue
200 Park Avenue
New York, NY 10166
New York, NY 10166
Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2005, is available on the SEC's website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2006 Dreyfus Service Corporation 0021AR1105

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $27,195 in 2004 and $29,480 in 2005.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $-0- in 2004 and $-0- in 2005.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $178,500 in 2004 and $-0- in 2005.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $2,674 in 2004 and $2,860 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $-0- in 2004 and $-0- in 2005.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $192 in 2004 and $126 in 2005. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $-0- in 2004 and $-0- in 2005.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $653,655 in 2004 and $917,339 in 2005.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS PREMIER NEW YORK MUNICIPAL BOND FUND

By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	January 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	January 27, 2006

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	January 27, 2006

EXHIBIT INDEX

(a)(1)	Code of ethics referred to in Item 2.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)